UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 2, 2008

Commission file number: 000-50370

HYBRID DYNAMICS CORPORATION
(Exact name of small business issuer in its charter)

Nevada	33-1041835
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

52-66 Iowa Avenue, Paterson, NJ 07503
(Address of principal executive offices)

(973) 279-3261
(Issuer's telephone number)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(1)(b)   Resigning executive officers:

Effective December 2, 2008, Steven Radt resigned as member of the Board of Directors and from the positions of Chief Executive Officer and Treasurer of Hybrid Dynamics Corporation and its subsidiaries (the “Company” or “Hybrid”).

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Exhibit
10.1*	Letter of resignation of Steven Radt dated December 2, 2008
(*) Filed herewith

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYBRID DYNAMICS CORPORATION

Date: December 2, 2008

By: /s/ MARK KLEIN
       Mark Klein, President

Exhibit Index

Exhibit No.	Exhibit
10.1*	Letter of resignation of Steven Radt dated December 2, 2008
(*) Filed herewith